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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 13, 2001
                                 Date of Report


                          ----------------------------


                          CLASSIC COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


                      1-15427                       74-2630019
             (Commission File Number)    (IRS Employer Identification No.)

                                6151 PALUXY ROAD
                                   BUILDING A
                               TYLER, TEXAS 75703
          (Address of Principal Executive Offices, including Zip Code)

                                 (903) 581-2121
                             (Registrant's Telephone
                          Number, including Area Code)


                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

         On November 13, 2001, the Registrant and its subsidiaries filed voluntary petitions for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Registrant's filing is intended to allow it to remain in possession of its assets and properties, and the Registrant's existing directors and officers will continue to oversee operation of the Registrant's business as a debtor-in-possession, subject to supervision and orders of the Bankruptcy Court of matters outside the ordinary course of business.

The following subsidiaries of the Registrant were part of the bankruptcy filing:

Callcom 24, Inc.                        Television Enterprises, Inc.
Classic Cable, Inc.                     Universal Cable Communications, Inc.
Classic Cable Holding, Inc.             Universal Cable Holdings, Inc.
Classic Telephone, Inc.                 Universal Cable of Beaver, Oklahoma, Inc.
Classic Cable of Oklahoma, Inc.         Universal Cable Midwest, Inc.
Correctional Cable TV, Inc.             W.K. Communications, Inc.
Friendship Cable of Arkansas, Inc.      WT Acquisition Corporation
Friendship Cable of Texas, Inc.

         The Registrant has secured a revolving credit facility of up to $30,000,000 in Debtor-In-Possession financing with Goldman Sachs Credit Partners L.P. acting as lead arranger and syndication agent, which will be used to fund the Registrant's operations during the reorganization process.

         A copy of the Registrant's press release issued November 13, 2001 announcing the filings is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits

         Exhibit 99.1               Press Release, issued November 13, 2001.



                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 13, 2001                   CLASSIC COMMUNICATIONS, INC.


                                           By:      /s/ Jimmie Taylor
                                              ----------------------------------
                                                   Jimmie Taylor
                                                   Chief Financial Officer



                                       3
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                               INDEX TO EXHIBITS


   EXHIBIT
   NUMBER                          DESCRIPTION
   -------                         -----------

    99.1           Press Release, issued November 13, 2001